UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  December 31, 2021

Item 1. Reports to Stockholders.

(a)

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2021

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: muhlx.muhlenkamp.com

This Page Intentionally Left Blank.

MUHLENKAMP FUND

January 2022

Fellow Investors,

During 2021 the global economy continued to be buffeted by waves of COVID-19—first the Delta variant, then late in the year the Omicron strain.  The reactions by government bodies continue to be quite varied:  Sweden at one extreme imposed minimal restrictions as case counts rose, China on the other extreme completely locked down entire cities when cases were discovered.  These episodic reactions to the virus continue to impact both the demand for goods and services and the ability of global supply chains to meet that demand.  Six months ago we described the situation as “noisy” with all of the short-term changes making it difficult to identify long-term trends.  That characterization remains true and we expect it to continue as long as people continue to react strongly to the virus.

One of the things that became clear by the middle of 2021 was that inflation had arrived.  The November Consumer Price Index (CPI) was 6.8% higher on a year-over-year basis giving a decent indication of the pace of inflation last year.  The higher inflation numbers finally got the attention of the Federal Reserve (the “Fed”) late in the year and caused them to announce the end of their bond buying program:  they are winding it down now and will end it completely by the end of March 2022.  It is widely expected that they will begin raising short-term interest rates after ending the bond purchase program.  So the Fed has shifted from encouraging inflation to discouraging inflation.  What we don’t know is how hard the Fed will fight inflation and how long it will take to get it back to the Fed’s desired level.  In the 1970s the Fed was slow to realize the magnitude of the problem and only got inflation under control after significantly raising interest rates and triggering a recession.  Will it play out that way again, or will inflation subside without such drastic measures?  We don’t know.

What we do know is that right now interest rates are well below the rate of inflation.  On 31 December 2021 the interest rate on the 10 year Treasury bond was 1.52% and the interest rate on the 30 year was 1.90%: both were well below inflation.  That makes it a great time to be a borrower, (and a terrible time to be a lender) which we explained in October when we highlighted that mortgage rates were below inflation for the first time since the early ‘80s.  During the inflationary period of the ‘70s it actually made economic sense to borrow as much as you could at a fixed rate (for most people that meant taking out a mortgage) and repaying it with dollars that were worth less than the ones you borrowed.  After Fed Chairman Paul Volcker broke inflation in the early ‘80s that was no longer true and Ron wrote an article alerting our clients to that fact.  In October 2021 Ron revisited the topic pointing out that once again it makes complete sense to be a borrower.  The longer mortgage rates remain below the rate of inflation the more the borrower will benefit.  We have no idea how long this situation will last.  Anecdotally we see ample demand for bonds of all flavors, so it is quite conceivable that interest rates stay low even in the face of rising inflation.

MUHLENKAMP FUND

The stock market in 2021 saw the rise and fall of a number of hot investment ideas.  “Green energy” stocks ran up and then collapsed as did cannabis stocks and meme stocks.  Even growth stocks, which have been so strong for so long, started to fade by the end of the year.  We think it is healthy for expensive sectors or stocks to correct to more rational levels.  Last year this happened in a number of sectors without triggering market wide selloffs, that may continue as many areas of the market remain very expensive and there is a lot of room for further rationalization of prices.

The markets treated us pretty well in ’21 and we are pleased with the portfolio’s performance.  We saw strong returns from our technology and industrial holdings in particular.  We continue to have an exposure to gold as insurance against central bank mistakes and we hold a little bit of cash which we will put to work when we find attractive opportunities.

As always, if you have questions, give us a call.  We’d love to hear from you.

With our best wishes for your continued success and good health in 2022,

Ron Muhlenkamp, Founder	Jeff Muhlenkamp, Portfolio Manager
Muhlenkamp & Company, Inc.	Muhlenkamp & Company, Inc.

The comments made in this letter are opinions and are not intended to be investment advice or a forecast of future events.

MUHLENKAMP FUND

Management Discussion of Fund Performance for 2021
(Unaudited)	January 12, 2022

For the year ending December 31, 2021, the Muhlenkamp Fund returned 29.02% before taxes, outperforming the S&P 500 which had a total return of 28.71% over the same period.

On average during the year the Fund was overweight Healthcare, Industrials, Energy, and Materials and underweight Information Technology, Consumer Discretionary, Financials, Communication Services, Consumer Staples, Utilities, and Real Estate relative to the sector weighting of our benchmark, the S&P 500 Index.  On average during the year the Fund held 3.8% cash.

The total outperformance of .31% is due to stock selection, which added 5.86% of performance relative to the benchmark.  Sector allocation, which we recognize but do not manage to, reduced relative performance by 3.32%

The top three contributors to the Fund’s performance this year were Wesco International Inc. (WCC), which added 2.78% to performance, Rush Enterprises Inc. (RUSHA), which added 2.44%, and Broadcom Inc. (AVGO), which added 2.35%.  Wesco also generated the highest total return of all our holdings this year at 67.63%.  The three positions which detracted the most from Fund performance were SPDR GOLD ETF (GLD), which reduced the Fund’s return by .20%, Loyalty Ventures Inc. (LYLT), which reduced the Fund’s return by .12%, and NMI Holdings Inc. (NMIH), which reduced the Fund’s returns by .07%.  Options were not employed by the Fund this year.  During the course of the year, the Fund sold its holdings in a gold ETF and increased its holdings in two precious metal royalty companies.  At year end the Fund held two foreign based companies:  Cameco Corporation (CCJ), a Canadian uranium miner which returned 63.17% for the year and contributed .99% to the Fund’s total return and Franco-Nevada Corporation (FNV), a Canadian royalty investment company which returned 11.29% over the course of the year and contributed .05% to overall fund performance.

Economically, 2021 was a recovery story.  Economic activity recovered rapidly after the winter wave of COVID-19 passed.  The rapid distribution of vaccines early in the year was also instrumental in rapidly re-opening the economy.  Massive government support of the economy was gradually phased out.  Supply chain difficulties were experienced by many U.S. businesses as the re-opening was uneven on a global basis and this created some supply challenges throughout the year.  Unemployment dropped from 6.7% to 4.2% over the course of the year.  Inflation emerged, with year-over-year inflation of 6.5% being recorded in November 2021.  The rapid emergence of inflation prompted the Federal Reserve to announce the cessation of its bond buying program by March 2022.  The Federal Reserve also discussed plans to begin raising short-term interest rates in 2022.  The dollar increased 6.4% during the year against a basket of foreign currencies as measured by the U.S. Dollar Index (DXY)

MUHLENKAMP FUND

The year was also marked by higher interest rates with the benchmark 10-year U.S. Treasury yield increasing from .91% at the beginning of the year to 1.52% at year end.

Management’s primary strategy of purchasing undervalued securities resulted in a small outperformance relative to the S&P 500 during 2021.  Management’s strategy of hedging its U.S. holdings against declines in the dollar via gold detracted from overall performance as detailed above.

While we’ve discussed our sector weightings relative to the S&P 500, we remind you that we do not make buy and sell decisions that way.  We buy companies when we think we are getting good value for the price and sell them when we believe that’s no longer true – either because the price appreciated to reflect the value we saw or because our expectations of the business are not being met and the value we perceived isn’t there. We are certainly aware of our sector weightings but don’t manage to them.  What we do pay attention to is our exposure to underlying risks and we carefully manage our exposure to those.  We find that sector diversification is not a good proxy for risk diversification, and we are far more interested in the latter than the former.

S&P 500® Index – The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index.

CPI – The Consumer Price Index (“CPI”) measures the average change in prices over time that consumers pay for a basket of goods and services, commonly known as inflation. One cannot invest directly in an index.

DXY – The U.S. Dollar Currency Index (“DXY”) measures the value of the United States dollar relative to a basket of U.S. trade partner currencies. The Index goes up as the U.S. dollar gains “strength” or “value” when compared to other currencies. One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small-cap and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Past performance is no guarantee of future results. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings are subject to change and are not recommendations to buy or sell any security.

MUHLENKAMP FUND

A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 12/31/11 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.
____________
*	Unaudited

MUHLENKAMP FUND

Average Annual Total Returns (Unaudited)
as of December 31, 2021

	One	Three	Five	Ten	Since
Muhlenkamp Fund	Year	Year	Year	Year	Inception*
Return Before Taxes	29.02%	18.19%	11.20%	8.86%	9.13%
S&P 500®**	28.71%	26.07%	18.47%	16.55%	11.29%
Consumer Price Index***	7.04%	3.53%	2.92%	2.14%	2.57%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted and can be obtained by calling 1-800-860-3863.

*	Operations commenced on November 1, 1988.
**
The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***	Consumer Price Index – U.S. CPI Consumer NSA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

The following is expense information for the Muhlenkamp Fund as disclosed in the Fund’s most recent prospectus dated April 30, 2021:

Gross Expenses: 1.35%; Net Expenses: 1.16%. Muhlenkamp & Company, Inc. (the “Adviser”) has contractually agreed to waive its management fees, and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.10% of the Fund’s average daily net assets. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

MUHLENKAMP FUND

Annual Returns Since Inception(1)
(Unaudited)

One-Year Period
Ended 12/31	Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	14.90%	-3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	-7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	-9.10%	3.39%
2001	9.35%	-11.89%	1.55%
2002	-19.92%	-22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	-9.66%	5.49%	4.08%
2008	-40.39%	-37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	-4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	-6.21%	1.38%	0.73%
2016	-3.70%	11.96%	2.07%
2017	18.77%	21.83%	2.11%
2018	-13.29%	-4.38%	1.91%
2019	14.39%	31.49%	2.29%
2020	11.86%	18.40%	1.36%
2021	29.02%	28.71%	7.04%

(1)	Operations commenced on November 1, 1988.

MUHLENKAMP FUND

EXPENSE EXAMPLE
December 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commission on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 – December 31, 2021).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

MUHLENKAMP FUND

EXPENSE EXAMPLE (Continued)
December 31, 2021 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2021	12/31/2021	7/1/2021 – 12/31/2021(1)
Actual(2)	$1,000.00	$1,080.80	$5.77
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.66	$5.60

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended December 31, 2021 of 8.08%.

MUHLENKAMP FUND

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2021 (Unaudited)

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

MUHLENKAMP FUND

STATEMENT OF ASSETS & LIABILITIES
December 31, 2021

ASSETS
Investments, at value (Cost: $122,231,685)	$202,335,836
Dividends and interest receivable	50,756
Receivable for capital shares sold	13,147
Prepaid expenses	10,172
Total assets	202,409,911

LIABILITIES
Payable to investment adviser	138,691
Payable for fund administration & accounting fees	45,361
Payable for transfer agent fees & expenses	43,496
Payable for audit fees	21,507
Payable for capital shares redeemed	9,830
Payable for trustee fees	4,470
Payable for compliance fees	3,752
Payable for custody fees	2,202
Accrued expenses	22,951
Total liabilities	292,260
Net assets	$202,117,651

NET ASSETS
Paid-in capital	$122,359,260
Total distributable earnings	79,758,391
Net assets	$202,117,651
Shares issued and outstanding(1)	3,533,135
Net asset value, redemption price and offering per share	$57.21

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividend income		$2,009,834
Less: Foreign taxes withheld		(4,078)
Interest income		2,743
Total investment income		2,008,499
EXPENSES:
Investment advisory fees (See Note 3)	$1,978,207
Transfer agent fees & expenses (See Note 3)	179,500
Fund administration &
accounting fees (See Note 3)	184,158
Federal & state registration fees	28,054
Postage & printing fees	34,349
Audit fees	21,501
Trustee fees	18,525
Compliance fees (See Note 3)	14,997
Custody fees (See Note 3)	12,874
Legal fees	10,996
Insurance fees	2,456
Other expenses	8,796
Total expenses before waiver	2,494,413
Less: Waiver from
investment adviser (See Note 3)	(318,386)
Net expenses		2,176,027
NET INVESTMENT LOSS		(167,528)
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Total net realized gain on investments sold(1)		20,995,943
Total net change in unrealized
appreciation/depreciation on investments		28,721,779
Net realized and unrealized gain on investments		49,717,722
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$49,550,194

(1)	Includes $5,425,423 gain from in-kind transactions. In-kind realized gains generally do not need to be distributed as capital gain distributions.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
OPERATIONS:
Net investment income (loss)	$(167,528)	$396,054
Net realized gains on investments
sold and written option
contracts expired or closed	20,995,943	17,309,613
Net change in unrealized
appreciation/depreciation on investments	28,721,779	204,760
Net increase in net assets
resulting from operations	49,550,194	17,910,427
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,705,870	2,233,575
Proceeds from reinvestments of distributions	13,492,799	15,638,346
Payment for shares redeemed	(23,135,184)	(23,741,061)
Payment for redemptions in-kind(1)	(11,304,528)	—
Net decrease in net assets resulting
from capital share transactions	(13,241,043)	(5,869,140)
DISTRIBUTIONS TO SHAREHOLDERS:	(14,667,741)	(17,013,067)
TOTAL INCREASE (DECREASE)
IN NET ASSETS	21,641,410	(4,971,780)
NET ASSETS:
Beginning of year	180,476,241	185,448,021
End of year	$202,117,651	$180,476,241

(1)	Two redemptions in-kind took place during the Fund’s fiscal year ending December 31, 2021. The first occurred on May 12, 2021 and the second occurred on August 31, 2021.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the years

	Year Ended December 31,
	2021		2020		2019		2018		2017
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF YEAR	$47.79		$47.12		$41.71		$55.21		$48.47
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)		0.11		0.18		0.12		0.20
Net realized and unrealized
gains (losses) on investments	13.91		5.47		5.82		(7.49)		8.92
Total from investment operations	13.86		5.58		6.00		(7.37)		9.12
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)		(0.19)		(0.16)		(0.19)
Realized gains	(4.44)		(4.78)		(0.40)		(5.97)		(2.19)
Total distributions	(4.44)		(4.91)		(0.59)		(6.13)		(2.38)
NET ASSET VALUE, END OF YEAR	$57.21		$47.79		$47.12		$41.71		$55.21
TOTAL RETURN	29.02%		11.86%		14.39%		-13.29%		18.77%
SUPPLEMENTAL DATA AND RATIOS:
NET ASSETS, END OF YEAR
(in millions)	$202		$180		$185		$188		$259
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Excluding expense waiver/reductions	1.26%		1.29%		1.28%		1.25%		1.25%
Including expense waiver/reductions	1.10%		1.10	%(1)	1.12	%(1)(2)	1.20	%(1)	1.21	%(1)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Including expense waiver/reductions	(0.08)%		0.24%		0.38%		0.20%		0.37%
PORTFOLIO TURNOVER RATE	8.06	%(3)	24.64%		40.19%		9.55%		19.32%

(1)	The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund. (See Note 8).
(2)	Prior to February 28, 2019, the annual expense limitation was 1.20% of the average daily net assets. Thereafter it was 1.10%.
(3)	Excludes value of securities delivered as a result of an in-kind redemption of the Fund’s capital shares on May 12, 2021 and August 31, 2021.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS
December 31, 2021

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 91.3%

Aerospace & Defense — 2.3%
Lockheed Martin Corporation	13,239	$4,705,273

Auto Components — 2.1%
Tenneco, Inc. — Class A (a)	379,581	4,289,265

Chemicals — 4.1%
Dow, Inc.	146,575	8,313,734

Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc. — Class B (a)	25,338	7,576,062

Energy Equipment & Services — 3.0%
Schlumberger Ltd. (b)	203,691	6,100,545

Equity Real Estate Investment Trusts — 1.0%
Equity Commonwealth (a)	74,506	1,929,705

Health Care Providers & Services — 13.7%
CVS Health Corporation	72,342	7,462,800
McKesson Corporation	48,133	11,964,420
UnitedHealth Group, Inc.	16,413	8,241,624
		27,668,844

Household Durables — 6.4%
Lennar Corporation — Class A	44,732	5,196,069
Meritage Homes Corporation (a)	64,156	7,830,882
		13,026,951

IT Services — 2.8%
Alliance Data Systems Corporation	83,590	5,564,586

Machinery — 1.7%
Wabtec Corporation	37,636	3,466,652

Marine — 3.2%
Kirby Corporation (a)	109,316	6,495,557

Media — 0.5%
Loyalty Ventures, Inc. (a)	33,436	1,005,421

Metals & Mining — 3.7%
Franco-Nevada Corporation (b)	28,658	3,963,115
Royal Gold, Inc.	34,211	3,599,339
		7,562,454

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 91.3% (Continued)

Oil, Gas & Consumable Fuels — 4.2%
Cameco Corporation (b)	103,694	$2,261,566
EQT Corporation (a)	289,530	6,314,649
		8,576,215

Pharmaceuticals — 2.7%
Bristol-Myers Squibb Co.	85,770	5,347,760

Semiconductors & Semiconductor Equipment — 9.3%
Broadcom, Inc.	14,049	9,348,345
Microchip Technology, Inc.	109,512	9,534,115
		18,882,460

Software — 5.0%
Microsoft Corporation	30,048	10,105,743

Technology Hardware & Equipment — 3.9%
MasTec, Inc. (a)	84,615	7,808,272

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	53,344	9,472,294

Thrifts & Mortgage Finance — 2.4%
NMI Holdings, Inc. (a)	218,387	4,771,756

Trading Companies & Distributors — 10.8%
Rush Enterprises, Inc. — Class A	188,000	10,460,320
WESCO International, Inc. (a)	86,594	11,394,905
		21,855,225
Total Common Stocks
(Cost $104,790,961)		184,524,774

EXCHANGE TRADED FUND — 2.8%
Alerian MLP
Total Exchange Traded Fund
(Cost $5,365,841)	175,204	5,736,179

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2021

Name of Issuer or Title of Issue	Shares	Value
SHORT-TERM INVESTMENT — 6.0%
First American Government Obligations
Fund — Class X, 0.03% (c)
Total Short-Term Investment
(Cost $12,074,883)	12,074,883	$12,074,883
TOTAL INVESTMENTS
(Cost $122,231,685) — 100.1%		202,335,836
Other Assets & Liabilities, Net — (0.1)%		(218,185)
TOTAL NET ASSETS — 100.0%		$202,117,651

(a)	Non-income producing security.
(b)	Foreign company.
(c)	The rate shown is the annualized seven day effective yield as of December 31, 2021.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2021

1.	ORGANIZATION
Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Muhlenkamp Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the “Adviser”) to be highly profitable, yet undervalued.  The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term, and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.
Investment Valuations — Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$184,524,774	$—	$—	$184,524,774
Exchange Traded Funds	5,736,179	—	—	5,736,179
Short-Term Investment	12,074,883	—	—	12,074,883
Total Investments
in Securities	$202,335,836	$—	$—	$202,335,836

Refer to the Schedule of Investments for further information on the classification of investments.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) may be categorized as ordinary income, net capital gain, or a return of capital.  The proper classification of MLP distributions is generally not known until after the end of each calendar year.  The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes.  Due to the nature of the MLP investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

d.
Federal Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2021 the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2018.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

e.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

f.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

g.
Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

h.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2021, no long options contracts were purchased, and no written option contracts were opened. The Fund’s average monthly notional value of written option contracts for the year ended December 31, 2021 was $0.

i.
Regulatory Update — In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Fund will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

3.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

Fund’s average daily net assets up to $300 million, 0.95% of the Fund’s average daily net assets on the next $200 million, and 0.90% on the balance of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund (the “Expense Cap”). After April 30, 2023, the Expense Cap is scheduled to increase to 1.20%, unless the Adviser voluntarily elects to extend the current Expense Cap for another year.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is indefinite but cannot be terminated within one year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon sixty days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
January-December 2022	$306,599
January-December 2023	$304,035
January-December 2024	$318,386

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the year ended December 31, 2021 are disclosed in the Statement of Operations.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

4.	LINE OF CREDIT
The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000, 5% of the Fund’s gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less. The LOC matures unless renewed on July 22, 2022. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of December 31, 2021. The interest rate during the year was 3.25%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the year ended December 31, 2021, the Fund did not have any borrowings under the LOC.

5.	CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Shares outstanding, beginning of year	3,776,730	3,935,386
Shares sold	134,926	50,131
Dividends reinvested	236,136	327,505
Shares redeemed	(416,215)	(536,292)
Shares redeemed in-kind	(198,442)	—
Shares outstanding, end of year	3,533,135	3,776,730

6.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2021, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales*
$—	$—	$14,883,081	$39,495,827

*	Sales exclude securities redeemed in-kind of $10,536,278

7.	FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2021, the Fund did not have a capital loss carryover.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$122,231,685
Gross tax unrealized appreciation	$84,411,611
Gross tax unrealized depreciation	(4,307,426)
Net tax unrealized appreciation on investments	80,104,185
Undistributed ordinary income	—
Undistributed long term capital gains	—
Distributable earnings	—
Other accumulated loss	(345,794)
Total distributable earnings	$79,758,391

Any temporary book basis and tax-basis differences are attributable primarily to grantor trust income and straddle loss deferrals.

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Ordinary Income*	$2,146,563	$359,657
Long-term capital gain	$12,521,178	$16,653,410

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Total	Paid-In
Distributable Earnings	Capital
$(6,240,227)	$6,240,227

These adjustments resulted primarily from the utilization of earnings and profits on shareholder redemptions and redemption in-kind reversals.

MUHLENKAMP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2021

8.	EXPENSE REDUCTIONS
Expenses for the fiscal years ending 2017-2020 were reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund’s Automatic Investment Plan. Accounts that do not meet one of these three criteria are charged a $15 minimum account maintenance fee. This fee was used to lower the Fund’s expense ratio for the fiscal years ending 2017-2020.

9.	GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

10.	COVID-19
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

MUHLENKAMP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muhlenkamp Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Muhlenkamp Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 25, 2022

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees
Leonard M. Rush, CPA	Chairman,	Indefinite	37	Retired, Chief	Independent
615 E. Michigan St.	Trustee and	Term;		Financial	Trustee, ETF
Milwaukee, WI 53202	Audit	Since		Officer,	Series Solutions
Year of Birth: 1946	Committee	April		Robert W.	(53 Portfolios)
	Chairman	2011		Baird & Co.	(2012-Present).
Incorporated
(2000-2011).

David A. Massart	Trustee	Indefinite	37	Co-Founder	Independent
615 E. Michigan St.		Term;		and Chief	Trustee, ETF
Milwaukee, WI 53202		Since		Investment	Series Solutions
Year of Birth: 1967		April		Strategist, Next	(53 Portfolios)
		2011		Generation	(2012-Present)
Wealth
Management,
Inc. (2005-Present).

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
David M. Swanson	Trustee and	Indefinite	37	Founder and	Independent
615 E. Michigan St.	Nominating	Term;		Managing	Trustee, ALPS
Milwaukee, WI 53202	&	Since		Principal,	Variable
Year of Birth: 1957	Governance	April		SwanDog	Investment Trust
	Committee	2011		Strategic	(7 Portfolios)
	Chairman			Marketing, LLC	(2006-Present);
				(2006-present).	Independent
Trustee,
RiverNorth Funds
(3 Portfolios)
(2018-Present);
RiverNorth
Managed
Duration
Municipal
Income Fund
Inc. (1 Portfolio)
(2019-Present);
RiverNorth
Specialty
Finance
Corporation
(1 Portfolio)
(2018-Present);
RiverNorth/
DoubleLine
Strategic
Opportunity
Fund, Inc.
(1 Portfolio)
(2018-Present);
RiverNorth
Opportunities
Fund, Inc.

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
David M. Swanson					(1 Portfolio)
(continued)					(2015-Present);
RiverNorth
Opportunistic
Municipal
Income Fund,
Inc. (1 Portfolio)
(2018-Present),
RiverNorth
Flexible
Municipal
Income Fund
(2020-Present).

Robert J. Kern	Trustee	Indefinite	37	Retired	None
615 E. Michigan St.		Term;		(July 2018-
Milwaukee, WI 53202		Since		Present);
Year of Birth: 1958		January		Executive
		2011		Vice
President, U.S.
Bancorp Fund
Services, LLC
(1994-2018).

Officers
Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp
Milwaukee, WI 53202	Principal	Since		Fund Services,
Year of Birth: 1973	Executive	November		LLC (2005-Present).
	Officer	2018

Deborah Ward	Vice	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan St.	President,	Term;		President, U.S.
Milwaukee, WI 53202	Chief	Since		Bancorp Fund
Year of Birth: 1966	Compliance	April		Services, LLC
	Officer and	2013		(2004-Present).
Anti-Money
Laundering
Officer

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Benjamin Eirich	Treasurer,	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Principal	Term;		President, U.S.
Milwaukee, WI 53202	Financial	Since		Bancorp Fund
Year of Birth: 1981	Officer	August		Services, LLC
	and Vice	2019		(2008-Present).
	President	(Treasurer);
Since
November
2018 (Vice
President)

Joseph Destache	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term;		President, U.S.
Milwaukee, WI 53202		Since		Bancorp Fund
Year of Birth: 1991		March		Services, LLC
		2021		(2019-Present);
Regulatory
Administration
Intern, U.S.
Bancorp Fund
Services, LLC
(2018 -2019);
Law Student
(2016-2019).

Douglas Schafer	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term;		President, U.S.
Milwaukee, WI 53202	and Vice	Since May		Bancorp Fund
Year of Birth: 1970	President	2016		Services, LLC
		(Assistant		(2002-Present).
Treasurer);
Since
November
2018 (Vice
President)

MUHLENKAMP FUND

TRUSTEES AND OFFICERS (Unaudited) (Continued)

		Term of	Number		Other
		Office	of		Directorships
		and	Portfolios	Principal	Held
	Position(s)	Length of	in Trust	Occupation(s)	by Trustee
Name, Address	Held with	Time	Overseen	During the	During the
and Year of Birth	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Sara Bollech	Assistant	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1977	President	November		(2007-Present).
2021

Peter Walker, CPA	Assistant	Indefinite	N/A	Officer, U.S.	N/A
615 E. Michigan St.	Treasurer	Term;		Bancorp Fund
Milwaukee, WI 53202	and Vice	Since		Services, LLC
Year of Birth: 1993	President	November		(2016-Present).
2021

MUHLENKAMP FUND

ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2021

1.	BROKER COMMISSIONS
For the year ended December 31, 2021, the Fund paid $10,524 in broker commissions.  These commissions are included in the cost basis of investments purchased and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than 1 cent per Fund share and would have increased the net expense ratio from 1.10% to 1.11%.

2.	QUALIFIED DIVIDEND INCOME PERCENTAGE
For the fiscal year ended December 31, 2021, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 93.24% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2021 was 87.59% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(C) for the Fund was 100.00%.

3.	INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

4.	AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-860-3863.

This Page Intentionally Left Blank.

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 1-800-860-3863.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the year covered by this report.

The Registrant has not granted any waivers from any provisions of the code of ethics during the year covered by this report.

A copy of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distributions.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2021 and December 31, 2020, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
(a) Audit Fees	$16,500	$16,000
(b) Audit-Related Fees	$ -	$ -
(c) Tax Fees	$ 5,000	$ 4,500
(d) All Other Fees	$ -	$ -

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.-not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h)The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    March 8, 2022

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    March 8, 2022